SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 11, 2008
                                                ----------------------------

Commission   Registrant, State of Incorporation,        I.R.S. Employer
File Number  Address and Telephone Number               Identification No.

1-3164       Alabama Power Company                      63-0004250
             (An Alabama Corporation)
             600 North 18th Street
             Birmingham, Alabama 35291
             (205) 257-1000

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02.   Unregistered Sales of Equity Securities.

             On July 11, 2008, Alabama Power Company issued to The Southern Company, in a private placement, 1,875,000 shares of Alabama Power Company's common stock, $40.00 par value per share, for an aggregate purchase price of $75,000,000. There were no underwriting discounts or commissions. The issuance to The Southern Company was exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act because it was a transaction by an issuer that did not involve a public offering.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 14, 2008              ALABAMA POWER COMPANY


                                     By             /s/Wayne Boston
                                                     Wayne Boston
                                                  Assistant Secretary